SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest reported): April 22, 2003

                            Anscott Industries, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

                       0-26513                86-0000714
            (Commission File Number)(IRS Employer Identification No.)

               26 Haynes Drive, Wayne, New Jersey        07470
            (Address of Principal Executive Offices)   (Zip Code)

                                  (973)696-7575
              (Registrant's Telephone Number, Including Area Code)


                                 Liquidix, Inc.
                            16648 E. Laser Drive, #9
                          Fountain Hills, Arizona 85268
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous Independent Auditors:

(i) Effective April 22, 2003, Semple & Cooper, LLP ("Semple"), the independent accountant of Anscott Industries, Inc. (formerly Liquidix, Inc.), resigned and provided written notice that the client-auditor relationship between Anscott and Semple had ceased.

(ii) Semple issued its Report of Independent Public Accountants related to Anscott's financial statements for fiscal years ended March 31, 2002. Management of Anscott is unaware of any disagreements with Semple related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the most recent fiscal year and any subsequent interim period through Semple & Cooper's resignation on April 22, 2003, there has been no disagreement between the Company and Semple & Cooper, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Semple & Cooper, LLP would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) Semple's report on the financial statements for the year ended March 31, 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles but included an explanatory paragraph reflecting an uncertainty because the realization of a major portion of the Company's assets is dependent upon its ability to meet its future financing requirements and the success of future operations. These factors raise substantial doubt about the Company's ability to continue as a going concern.

(iv) The Company has requested that Semple & Cooper, P.A. furnish it with a letter addressed to the SEC stating whether it disagrees with the above statements. A copy of the letter to the SEC, dated May 21, 2003, is filed as an Exhibit (c) to the Form 8-K.

(b) New Independent Accountants:

(i) Due to the relatively short period of notice from Semple, the Board of Directors has not had an opportunity to consider the resignation. Management has had discussions with and intends to retain new independent accountants as soon as possible. The Company will confirm that prior to retaining the new independent auditor, the Company did not consult with such firm regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by such Semple & Cooper or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

Item 7.  Financial Statements and Exhibits
(a)      Not applicable.
(b)      Not applicable.
(c)      Letter from Semple & Cooper, LLP.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


ANSCOTT INDUSTRIES, INC.


By: /s/ JACK BELLUSCIO
---------------------------------------
        JACK BELLUSCIO,  President

Date: May 27, 2003




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
SEMPLE & COOPER                                                                             BDO
CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS                                                SEIDMAN
====================================================================================================
2700 NORTH CENTRAL AVENUE, NINTH FLOOR, PHOENIX ARIZON-TEL 602-241-1500 - FAX 602-234-1867  ALLIANCE



May 21, 2003

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

         Re: Anscott Industries, Inc.

Dear Sir/Madam:

This is to confirm that the client-auditor relationship between Anscott Industries, Inc. and Semple & Cooper, LLP ceased as of April 22, 2003 in regards to all accounting and auditing services and all quarterly reports up through and including December 31,2002. For the most recent fiscal year and any subsequent interim period through Semple & Cooper's resignation on April 22, 2003, there has been no disagreement between the Company and Semple & Cooper, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Semple & Cooper, LLP would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

I have read Item 4(a)(ii) included in the Form 8K dated May 21, 2003 of Ansctoo Industries, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

SEMPLE & COOPER, LLP


BY:   /s/ Semple & Cooper, LLP
      -------------------------